Dreyfus

Connecticut

Municipal Money Market Fund, Inc.

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                              Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Yields on tax-exempt money market instruments rose in general over the past 12 months because of supply-and-demand influences that are unique to the tax-exempt markets. However, yields of tax-exempt money market instruments did not rise as much as their taxable counterparts. Amid signs that its previous rate hikes had begun to slow the economy, the Federal Reserve Board refrained from raising rates further at its meetings in June and August. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above long-term averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Connecticut Municipal Money Market Fund, Inc

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended September 30, 2000, the fund produced an annualized tax-exempt yield of 3.13% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.17%.(1

What is the fund's investment approach?

The fund seeks high current federal and Connecticut tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our efforts
to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Connecticut tax-exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with then current higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities which are generally issued with maturities in the one-year range may lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may extend the fund' s average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by rising interest rates. When the reporting period began on October 1, 1999, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its November, February, March and May meetings, for a total of 1.25 percentage points. However, tax-exempt yields later declined modestly when the Fed did not change interest rates at subsequent meetings. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's rate hikes could be at or near an end.

Despite slower growth, the continuing strength of the U.S. economy helped keep tax-exempt money market yields relatively low compared to taxable money market instruments. Connecticut and its municipalities enjoyed higher tax revenues, curtailing the need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. At the same time, demand for tax-exempt money market instruments has been strong from Connecticut residents seeking to protect their wealth from stock market volatility. When demand rises and supply falls, prices of existing fixed-income securities tend to move higher.

In this environment, we generally maintained a LADDERED portfolio in which maturities are staggered. This allows us to balance the need to maintain prevailing yields if rates decline with the opportunity to capture higher yields if rates rise. In addition, we generally maintained a longer average maturity than our peer group. This position helped us maintain the fund's income stream when yields declined modestly toward the end of the reporting period. Finally, we reduced the percentage of assets invested in fixed-rate commercial paper, preferring instead to increase our holdings of variable rate demand notes (VRDNs) which feature floating rates that are reset weekly.


What is the fund's current strategy?

In our view, yields may decline further if the current economic slowdown continues. Accordingly, we have maintained the fund's average maturity at a point that is longer than the average for our peer group. In addition, we have focused on purchasing smaller blocks of insured securities because of the combination of competitive yields and safety they can provide. Of course, portfolio composition, strategy and markets can change at any time.

October 16, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal

TAX EXEMPT INVESTMENTS--94.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--94.3%

Ansonia, GO Notes:

   4.25%, 10/15/2000 (Insured; FGIC)                                                            100,000                  100,002

   4.80%, 10/15/2000 (Insured; FGIC)                                                            300,000                  300,066

Brookfield, GO Notes 5.40%, 7/15/2001                                                           250,000                  252,089

Brooklyn, GO Notes 6.70%, 8/15/2001 (Insured; FSA)                                              105,000                  107,126

Clinton, GO Notes 7.25%, 6/15/2001 (Insured; MBIA)                                              175,000                  178,523

State of Connecticut:

  GO Notes:

      5.50%, Series B, 10/1/2000                                                                700,000                  700,000

      4%, Series C, 10/15/2000                                                                1,775,000                1,775,040

      4%, Series B, 11/1/2000                                                                 6,850,000                6,850,440

      5.85%, Series C, 11/15/2000                                                               355,000                  355,000

      4.80%, Series B, 3/15/2001                                                                350,000                  350,620

      5%, Series A, 3/15/2001                                                                   100,000                  100,127

      4.15%, Series A, 4/15/2001                                                              2,950,000                2,946,192

      4.60%, Series A, 5/15/2001                                                                375,000                  375,222

      4%, Series A, 6/15/2001                                                                 4,000,000                3,991,198

      5%, Series B, 6/15/2001                                                                 2,350,000                2,360,578

   Prerefunded 5.85%, Series C, 11/15/2000

      (Escrowed in; U.S. Government Securities)                                                   5,000                    5,000

Connecticut Clean Water Fund:

   Revenues 5%, 3/1/2001                                                                        700,000                  702,133

   Sewer Revenue:

      6.60%, 1/1/2001                                                                         1,000,000                1,005,692

      5.50%, 2/1/2001                                                                           300,000                  301,212

Connecticut Development Authority, VRDN:

  Health Care Revenue

    (Corporation for Independent Living Project)

      5.40% (LOC; Chase Manhattan Bank)                                                       6,600,000  (a)           6,600,000

   IDR:

      Refunding (Capitol District Energy)

         5.40% (LOC; Fleet National Bank)                                                     3,900,000  (a)           3,900,000

      (Shw Inc. Project) 5.40% (LOC; Deutsche Bank)                                             200,000  (a)             200,000

   Industrial Revenue:

      (Conco Medical Co. Project)

         5.25% (LOC; Bayerische Veriensbank)                                                  1,700,000  (a)           1,700,000

      (Energy Network Sina Project)

         5.40% (LOC; Fleet National Bank)                                                     2,200,000  (a)           2,200,000

      (Lapham-Hickey Steel Corp.)

         5.55% (LOC; Harris Trust and Savings Bank)                                           1,500,000  (a)           1,500,000

   PCR (Connecticut Light and Power Co. Project)

         5.50%, Series A (Insured; AMBAC and Liquidity Facility;

         Societe Generale)                                                                    8,000,000  (a)           8,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Educational Facilities Authority:

  Revenues

    CP (Yale University):

         3.95%, 11/9/2000 (Guaranteed by; Yale University)                                    7,500,000                7,500,000

         4%, 11/13/2000 (Guaranteed by; Yale University)                                      1,500,000                1,500,000

         4.10%, Series L, 12/7/2000 (Guaranteed by;

            Yale University)                                                                  3,000,000                3,000,000

         3.95%, 12/8/2000 (Guaranteed by; Yale University)                                    3,000,000                3,000,000

   VRDN:

      (Academy of Our Lady of Mercy) 4.20%, Series A

         (LOC; Allied Irish Banks)                                                            3,400,000  (a)           3,400,000

      (Charlotte Hungerford) 5.40%, Series C

         (LOC; Fleet National Bank)                                                           1,600,000  (a)           1,600,000

      (Community Renewal Team) 5.40%, Series A

         (LOC; Fleet National Bank)                                                           2,090,000  (a)           2,090,000

      (Covenant Retirement) 5.25%, Series A

         (LOC; Lasalle National Bank)                                                         3,400,000  (a)           3,400,000

      (Ethel Walker School Issue)

         5.25% (LOC; Allied Irish Banks)                                                      4,250,000  (a)           4,250,000

      (Gaylord Hospital Issue) 5.40%, Series A

         (LOC; Bank of Boston Corp.)                                                          6,420,000  (a)           6,420,000

      (Hartford Hospital) 5.40%, Series B

         (LOC; Fleet National Bank)                                                           3,175,000  (a)           3,175,000

      (Hotchkiss School) 5.20%, Series A

         (Liquidity Facility; Northern Trust Co.)                                             3,000,000  (a)           3,000,000

      (Marvelwood School Issue) 5.20%, Series A

         (LOC; First Union National Bank of North Carolina)                                   1,135,000  (a)           1,135,000

      (Taft School) 5.25%, Series E

         (LOC; First Union National Bank of North Carolina)                                   3,000,000  (a)           3,000,000

      (Yale University) 5.50%, Series T-1

         (Guaranteed by; Yale University)                                                     7,400,000  (a)           7,400,000

Connecticut Housing Finance Authority, Housing Revenue

  Housing Mortgage Finance Program:

      4.20%, Series E-2, 5/15/2001                                                              100,000                   99,581

      VRDN:

         4.40%, Series B-3 (Insured; AMBAC and LOC; FHLMC)                                    3,000,000  (a)           3,000,000

         4.75%, Series BB (Liquidity Facility; First Union

            National Bank of North Carolina)                                                  3,480,000  (a)           3,480,000

         5.30%, Series G (Insured; AMBAC and Liquidity Facility;

            Morgan Guaranty Trust Co.)                                                        1,800,000  (a)           1,800,000

         5.50%, Series D (LOC; FHLMC)                                                         9,269,000  (a)           9,269,000

Connecticut Special Assessment Second Injury Fund, CP

  4.15%, 1/17/2001 (LOC: Credit Agricole-Indosuez and

   Credit Commerciale de Belgique)                                                           17,900,000               17,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Special Assessment Unemployment Compensation

  Advance Fund, Revenue (Connecticut Unemployment):

    4.35%, Series C, 7/1/2001 (Insured; FGIC and Liquidity

         Facility; FGIC)                                                                      7,500,000                7,500,000

      Refunding:

         4.60%, Series A, 11/15/2000 (Insured; AMBAC)                                           100,000                   99,982

         5.50%, Series A, 11/15/2000 (Insured; AMBAC)                                         6,250,000                6,260,668

         5.50%, Series A, 5/15/2001 (Insured; AMBAC)                                            620,000                  624,514

Connecticut Special Tax Obligation, Revenues

  (Transportation Infrastructure):

      4.40%, Series B, 10/1/2000 (Insured; FGIC)                                                300,000                  300,000

      5.50%, Series B, 10/1/2000 (Insured; FGIC)                                                250,000                  250,000

      4.75%, Series A, 6/1/2001 (Insured; FGIC)                                                 100,000                  100,188

      Prerefunded 7.125%, Series A, 6/1/2001

         (Escrowed in; U.S. Government Securities)                                              535,000                  550,124

      Refunding:

         5.50%, Series C, 10/1/2000 (Insured; FGIC)                                             650,000                  650,000

         4%, Series B, 11/1/2000 (Insured; FSA)                                               1,350,000                1,349,983

      VRDN:

         5.35%, Series 1 (Insured; FGIC and Liquidity Facility;

            Dexia-Credit Locale de France)                                                    3,000,000  (a)           3,000,000

         5.40%, Series 1 (LOC; Commerzbank)                                                   3,000,000  (a)           3,000,000

Coventry, BAN 4.25%, 12/13/2000                                                                 500,000                  499,658

East Haven, BAN 4.25%, 12/14/2000                                                             5,800,000                5,803,939

East Lyme, BAN 4.40%, 7/19/2001                                                               4,700,000                4,704,217

Fairfield:

   GAN 5%, 6/15/2001                                                                            300,000                  300,916

   Sewer Assessment Revenue Notes 5%, 6/22/2001                                                 600,000                  601,867

Town of Groton, BAN 4.75%, 12/15/2000                                                         1,022,000                1,022,510

Guilford, GO Notes 5.375%, 1/15/2001 (Insured; MBIA)                                            300,000                  300,901

Hartford Redevelopment Agency, MFMR, Refunding

  (Underwood Tower Project) VRDN 5.40%

   (Insured; FSA and Liquidity Facility; Societe Generale)                                    3,000,000  (a)           3,000,000

Meriden, GO Notes 4.25%, 2/1/2001                                                               120,000                  120,000

New Britain:

  GO Notes:

      5%, Series A, 4/1/2001 (Insured; AMBAC)                                                   375,000                  376,446

      4.40%, 4/15/2001 (Insured; AMBAC)                                                         175,000                  175,097

   VRDN:

      5.20% (Insured; AMBAC and Liquidity Facility; Bank of

         Nova Scotia)                                                                         3,800,000  (a)           3,800,000

      5.35%, Series B (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                 4,025,000  (a)           4,025,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
New Fairfield, GO Notes 4.60%, 3/15/2001 (Insured; MBIA)                                        500,000                  500,874

New Haven, GO Notes 5.125%, 9/1/2001 (Insured; FGIC)                                            265,000                  266,932

New London, GO Notes 5%, 10/1/2000 (Insured; MBIA)                                              100,000                  100,000

Newington, GO Notes 6.70%, 4/1/2001                                                             400,000                  404,889

Regional School District No. 14 5.60%, 5/15/2001                                                250,000                  251,418

Ridgefield, GO Notes:

   5%, 11/15/2000                                                                               225,000                  225,228

   5.50%, 7/1/2001                                                                              200,000                  201,590

South Central Regional Water Authority, Water System

   Revenue 4.75%, Series 16, 8/1/2001 (Insured; AMBAC)                                          435,000                  436,566

Southeastern Water Authority, Water Revenue

   4.22%, 3/15/2001                                                                             748,000                  748,227

Stafford, BAN 4.50%, 8/2/2001                                                                 1,130,000                1,131,808

Windham, GO Notes 4.50%, 8/15/2001                                                              125,000                  125,157

Woodbridge, GO Notes 4.90%, 8/15/2001                                                           340,000                  341,721

U.S. RELATED--.6%

Commonwealth of Northern Mariana Islands, GO Notes

  (Public School System Project) 4%, Series A, 10/1/2000

   (Insured; FSA)                                                                             1,000,000                1,000,000

Puerto Rico Public Buildings Authority, Public Education

   and Health Facilities, LR 6%, Series L, 7/1/2001 (Insured; FGIC)                             100,000                  101,158

Virgin Islands Public Finance Authority, Revenues, Prerefunded

  7.30%, Series A, 10/1/2000

   (Escrowed in; U.S. Government Securities)                                                    205,000                  207,050
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $190,726,379)                                                             94.9%              190,733,469

CASH AND RECEIVABLES (NET)                                                                         5.1%               10,158,637

NET ASSETS                                                                                       100.0%              200,892,106

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty
                             Insurance Company

FHLMC                     Federal Home Loan
                             Mortgage Corporation

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 73.3

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       25.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.6

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           190,726,379   190,733,469

Cash                                                                  1,051,946

Receivable for investment securities sold                            10,604,692

Interest receivable                                                   1,628,920

Prepaid expenses                                                          3,223

                                                                    204,022,250
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,900

Payable for investment securities purchased                           3,000,000

Accrued expenses                                                         52,244

                                                                      3,130,144
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      200,892,106
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     200,923,420

Accumulated net realized gain (loss) on investments                    (38,404)

Accumulated gross unrealized appreciation on investments                 7,090
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      200,892,106
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       200,923,420

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,342,737

EXPENSES:

Management fee--Note 2(a)                                              967,056

Shareholder servicing costs--Note 2(b)                                 223,256

Professional fees                                                       63,113

Custodian fees                                                          20,846

Prospectus and shareholders' reports                                    14,319

Registration fees                                                        8,602

Directors' fees and expenses--Note 2(c)                                  8,151

Miscellaneous                                                           10,679

TOTAL EXPENSES                                                       1,316,022

Less--reduction in management fee due to
   undertaking--Note 2(a)                                              (58,248)

NET EXPENSES                                                         1,257,774

INVESTMENT INCOME--NET                                               6,084,963
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS NOTE 1(B)($):

Net realized gain (loss) on investments                                   (593)

Net unrealized appreciation (depreciation) on investments                7,090

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   6,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,091,460

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,084,963           4,499,125

Net realized gain (loss) on investments             (593)              (3,380)

Net unrealized appreciation (depreciation)
        on investments                              7,090                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,091,460            4,495,745
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,084,963)          (4,499,125)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 329,833,123         257,745,468

Dividends reinvested                            5,837,772           4,336,552

Cost of shares redeemed                      (309,385,294)       (270,556,983)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             26,285,601          (8,474,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS        26,292,098          (8,478,343)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           174,600,008          183,078,351

END OF PERIOD                                 200,892,106          174,600,008

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .031           .024           .029           .029          .029

Distributions:

Dividends from investment income--net                           (.031)         (.024)         (.029)         (.029)        (.029)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.19           2.44           2.89           2.93          2.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65            .63            .65            .65           .63

Ratio of net investment income

   to average net assets                                         3.15           2.41           2.85           2.89          2.90

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .03            .12            .20            .04           .03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         200,892        174,600        183,078        181,930       190,027

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $38,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $34,000 of the carryover expires in fiscal 2004, $1,000 expires in fiscal 2007, and $3,000 expires in fiscal 2008.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 1999 through to September 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $58,248 during the period ended September 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $149,403 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $48,137 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus    Connecticut    Municipal    Money    Market    Fund,    Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles
generally    accepted    in    the    United    States.

/s/Ernst & Young LLP

New York, New York

November 2, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

                                                             The Fund

NOTES


                                                           For More Information

Dreyfus Connecticut Municipal Money Market Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   101AR009